UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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ZAGG Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ZAGG INCORPORATED
3855 SOUTH 500 WEST, SUITE J
SALT LAKE CITY, UTAH 84115

May 20, 2008

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of ZAGG Incorporated (“ZAGG Inc”), which will be held at its corporate offices located at 3855 South 500 West Suite J, Salt Lake City, Utah 84115, on June 18, 2008, at 10:00 am Mountain Time.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of ZAGG Inc.

Sincerely,

/s/ Robert G. Pedersen II Robert G. Pedersen II Chief Executive Officer and Director

ZAGG INC
3855 SOUTH 500 WEST, SUITE J
SALT LAKE CITY, UTAH 84115

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 20, 2008
To the Shareholders of ZAGG Inc:

The annual meeting of shareholders of ZAGG Inc will be held at its corporate offices located at 3855 South 500 West Suite J, Salt Lake City, Utah 84115, on June 18, 2008, at 10:00 am Mountain Time, for the following purposes:

1.	To elect two (2) directors to serve until the next annual meeting of the shareholders or until a successor has been elected and qualified;

2.	To confirm the appointment of HANSEN, BARNETT & MAXWELL, P.C. as the Company’s independent certified public accountants for the fiscal year ended December 31, 2008;

3.	To approve the adoption of the ZAGG Incorporated 2007 Stock Incentive Plan; and

4.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on May 21, 2008 are entitled to notice of and to vote at the meeting.  The Company’s proxy statement accompanies this notice.  All shareholders are invited to attend the meeting in person.

By Order of the Board of Directors,

/s/ Robert G. Pedersen II Robert G. Pedersen II Chief Executive Officer and Director

MAY 20, 2008
IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting.  PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE ZAGG INC THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION.  Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

ZAGG INC
3855 SOUTH 500 WEST, SUITE J
SALT LAKE CITY, UTAH 84115

PROXY STATEMENT

For the Annual Meeting of Shareholders
To be held June 18, 2008

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ZAGG INC OR ANY OTHER PERSON.

MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ZAGG Inc (the “Company”) for use at the annual meeting of the shareholders of the Company, or any adjournments thereof.  The meeting will be held at its corporate offices located at 3855 South 500 West Suite J, Salt Lake City, Utah 84115, on June 18, 2008, at 10:00 am Mountain Time, for the following purposes:

1.	To elect two (2) directors to serve until the next annual meeting of the shareholders or until a successor has been elected and qualified;

2.	To confirm the appointment of HANSEN, BARNETT & MAXWELL, P.C. as the Company’s independent certified public accountants for the fiscal year ended December 31, 2008;

3.	To approve the adoption of the ZAGG Incorporated 2007 Stock Incentive Plan; and

4.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about June 2, 2008.

RECORD DATE

The Board of Directors of ZAGG Inc has fixed the close of business on May 21, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

PROXY SOLICITATION

In addition to the solicitation of proxies by the Board of Directors through use of the mails, proxies may also be solicited by ZAGG Inc and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview.  The Company will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares.  The Company will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials.  The Company has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders.  It is anticipated that the Company will spend an additional $7,000.00 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to the Chief Financial Officer, Brandon T. O'Brien, 3855 South 500 West, Suite J Salt Lake City, Utah 84115.

QUORUM

The presence, in person or by proxy duly authorized, of a majority of all the shares outstanding, represented by shareholders of record, will constitute a quorum of that voting group for action on that matter.  Shares of common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the annual meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The nominees elected as directors are those receiving the largest numbers of votes cast by the shares entitled to vote in the election, either present in person or represented by proxy at the meeting, up to the number of directors to be elected by such shares.  Shareholders entitled to vote at any election of directors are not entitled to cumulative votes.  Votes may be cast in favor of the election of directors or withheld.  Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum, but will have no other effect on the election of directors.

Confirmation of HANSEN, BARNETT & MAXWELL, P.C., as auditors for the Company, and the approval of the ZAGG Incorporated 2007 Stock Incentive Plan will require the affirmative vote of the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present.

Each share of common stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the annual meeting.  On May 21, 2008, there were an aggregate of 18,873,995 shares of common stock outstanding and entitled to vote.

Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter.  Accordingly, broker non−votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the annual meeting.

OTHER MATTERS

All Proxies will be voted in accordance with the instructions of the stockholder.  If no choice is specified, the proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card.  If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters.  The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

SHAREHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the annual meeting.

The deadline for submittal of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting.  A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a−8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the annual meeting.

REVOCATION OF PROXY

Execution of a proxy by a shareholder will not affect such shareholder's right to attend the annual meeting and to vote in person.  Any shareholder who executes a proxy has a right to revoke it at any time before it is voted by: (a) advising the Company in writing of such revocation; (b) executing a later−dated proxy which is presented to us at or prior to the annual meeting; or (c) appearing at the annual meeting and voting in person.  Attendance at the annual meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the annual meeting that the stockholder intends to revoke the proxy and vote in person.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person has any substantial interest, direct or indirect, in the any matter to be acted upon other than the election of directors.  Except in their capacity as stockholders, none of our officers, directors or any of their respective associates has any substantial interest in the adoption of the ZAGG Incorporated 2007 Stock Incentive Plan.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.
PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the annual meeting, shareholders will be asked to consider and to take action on the election of two (2) persons to the Board of Directors (the “Board”).  The persons named below are nominees for election as a director and all nominees are currently serving as directors of the Company.  If any such nominee cannot be a candidate for election at the annual meeting, then it is management's intention to vote its shares voted either for a substitute nominee designated by the Board or for the election only of the remaining nominees.

Name	Age
Robert G. Pedersen II	41
Larry Harmer	36

Set forth below is a brief description of the background and business experience of each of the nominees for director.

Robert G. Pedersen II - Mr. Pedersen provides the overall vision and leadership of ZAGG Incorporated. Mr. Pedersen has more than 20 years' experience in executive management, sales and marketing, communications, as well as owning and managing several start-up businesses and enterprises. Since 1998, Mr. Pedersen was a co-owner and executive manager for Del Sol, LC, a Utah-based international specialty retailer of apparel and accessories, where he implemented the in-line retail store model. Del Sol now has more than 80 stores world-wide. Additionally, Mr. Pedersen created and was the director of DelSol.com, Del Sol LC’s Internet presence. In 2002 Mr. Pedersen founded PayTeck, Inc., a Utah provider of Internet-based payment processing services, which was later sold to Zion's Bank, a public company, in 2005. Mr. Pedersen joined ZAGG in October 2005 as a consultant and then in January 2006 joined the company as a full partner in a full time capacity and has served as its Chief Executive Officer and Chairman since that time. Mr. Pedersen is also the Company’s largest shareholder. Mr. Pedersen earned a degree in business administration (BSBA) from the University of Phoenix and a Masters Degree (MBA) from Brigham Young University in Business Administration with an emphasis in marketing, finance and organizational communications.

Larry Harmer – Mr. Harmer comes to the board with substantial executive experience in the consumer and retail industry.  Mr. Harmer co-founded a consumer products company that, under his leadership, grew from a licensee with several brands including the Polaroid brand to a global organization with revenues that exceeded $1.5 billion (in about 4 years). Mr. Harmer played a significant role in the purchase, privatization and divestiture of the Polaroid asset portfolio and was responsible for all international vendor and customer relationships. He has extensive experience in selling the retail industry.   Mr. Harmer’s previous experience includes serving as CEO for the Polaroid Corporation, Managing Director of SGSV Ltd a global asset management firm, Director of Business Strategy for PricewaterhouseCoopers LLP, Director of Organizational Development for Nortel Networks, and co-founding Wholonics Leadership Group, LLC.  Mr. Harmer earned an MBA, an MOB and a BA in Chinese & Asian Studies from Brigham Young University.  He has taught Rapid Prototyping and Process Design in University of Michigan’s Executive MBA Program.  He is fluent in Mandarin Chinese, equally comfortable conducting business in English or Chinese.

Mr. Harmer currently works at Flextronics International Ltd. as COO of the RTS (retail and technical services) division, he also runs the Trading and Accessory group within Flextronics.

It is the intention of the person named in the accompanying proxy to vote proxies for the election of the two (2) nominees.  Each nominee has consented to being named in this proxy statement and to serve, if elected.  In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy as proxy holders intend to vote for substitute nominees.

TERMS OF OFFICE

Our directors are appointed for a one-year term to hold office until the next annual meeting of our shareholders, or until their successors are elected and qualified, or until removed from office in accordance with our bylaws.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

Our executive officers are appointed by our board of directors and hold office until removed by the board.  The following table sets forth the names of the Company’s executive officers, their ages, and present position.

Name	Age	Position
Robert G. Pedersen II	41	Chief Executive Officer, Director
Brandon T. O’Brien	37	Chief Financial Officer

Set forth below is a brief description of the background and business experience of Mr. O’Brien. Information describing the background and experience of Mr. Pedersen is set forth above.

Brandon T. O’Brien - Mr. O’Brien became our Chief Financial Officer on February 12, 2007. Prior to assuming his position as the Chief Financial Officer for the Company, Mr. O’Brien, served as the Vice President of Finance at Fonix Corporation, a speech recognition software company, from January 2003 to January 2007, and as an independent financial consultant from September 2001 to January 2003. Mr. O’Brien has extensive experience in mergers and acquisitions, accounting for financial transactions with foreign subsidiaries and the application of financial accounting standards and principles. Mr. O’Brien has broad experience with both small micro-cap public companies and with large multinational public companies. Mr. O’Brien is a licensed Certified Public Accountant and has attained the Certified Management Accountant and Certified Financial Manager designations. Mr. O’Brien earned a Bachelor of Science degree in Accounting from Utah State University in 1995 and a Masters of Business Administration from the University of Utah in 1996.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to the Company’s former or current executive officers for each of the last two completed fiscal years.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
Robert G. Pedersen II President, Chief Executive Officer and Director	2007	$120,000	$12,000	$95,000(1)	—	—	$227,000
	2006	$40,000	$10,000	—	—	—	$40,000

Brandon T. O’Brien Chief Financial Officer	2007	$101,846	$12,000	$120,000(2)	—	—	$233,846(3)

(1)
Amount expensed for the year ended December 31, 2007 is based upon the aggregate grant date fair value calculated in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123 R, Share Based Payments. This represents the expense associated with the issuance of 95,000 shares of restricted stock.

(2)
Amount expensed for the year ended December 31, 2007 is based upon the aggregate grant date fair value calculated in accordance with the SSFAS No. 123R, Share Based Payments. This represents the expense associated with the issuance of 135,000 shares of restricted stock.

(3)	Mr. O’Brien was appointed our Chief Financial Officer on February 12, 2007.

Outstanding Equity Awards

The following table sets forth information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer as of December 31, 2007.

Outstanding Equity Awards at Fiscal Year-End

OPTION AWARDS					STOCK AWARDS
Name of Executive	Number of Exercisable Securities Underlying Unexercised Options	Number of Unexercisable Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date	Number of shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Robert G. Pedersen II	—	—	—	—	—	—	—	—

Brandon T. O’Brien	—	—	—	—	—	—	—	—

On November 13, 2007, the Board of Directors adopted the ZAGG Incorporated 2007 Stock Incentive Plan wherein we may issue an aggregate of 2,000,000 options to purchase shares of our common stock, or shares of our common stock. There were no shares issued or options issued under the plan as of December 31, 2007

SIGNIFICANT EMPLOYEES

We have no significant employees other than our executive officers.

FAMILY RELATIONSHIPS

There are no family relationships between or among the directors, executive officers, or persons nominated or chosen by us to become directors or executive officers.

LEGAL PROCEEDINGS

We are not a party to any pending legal proceeding.  We are not aware of any pending legal proceeding to which any of our officers, directors, or any beneficial holders of 5% or more of our voting securities are adverse to us or have a material interest adverse to us.

To the best of the Company’s knowledge, during the past five years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal  proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject  to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as disclosed below, none of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction since our incorporation or in any presently proposed transaction which, in either case, has or will materially affect us.

In November 2006, the Company entered into a convertible note with an affiliate of the Company’s Chief Executive Officer in the original principal amount of $100,000. The note was convertible at the holder's option any time up to maturity at a conversion price equal to $0.35 per common share. The note was due on May 15, 2007, bore interest at 20% per year and was unsecured. In March 2007, the Company repaid $50,000 of the principal balance of the note. In addition, the remaining $50,000 of principal plus accrued interest of $1,749 was converted into 147,853 shares of the Company’s common stock.

The note was a conventional convertible instrument and the Company evaluated the conversion feature and determined that there was not a separate derivative instrument associated with the note and no derivative liability was recognized. The Company determined that there was no beneficial conversion feature associated with the note as the conversion price was equal to the deemed market value on the date of grant.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2007, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2007:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Robert G. Pedersen II Chief Executive Officer, Chairman	—	5	—

Brandon T. O’Brien Chief Financial Officer	—	3	—

Johnny Lee Former Chief Executive Officer	1	—	—

David Ho Former Chief Financial Officer	1	—	—

SunCreek, LLC	1	—	—

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 21, 2008, certain information regarding the ownership of our capital stock by the following persons on such date: each of the directors and executive officers, each person who is known to be a beneficial owner of more than 5% of any class of our voting stock, and all of our officers and directors as a group. Unless otherwise indicated below, to our knowledge, all persons listed below had sole voting and investing power with respect to their shares of capital stock, except to the extent authority was shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of our common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of May 21, 2008 were deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and was based upon the number of shares of the Common Stock issued and outstanding, as of May 21, 2008 which was 18,873,995 shares.

Title of Class	Name and Address Of Beneficial Owners (1)	Amount and Nature Of Beneficial Ownership	Percent Of Class (2)
Common Stock	Robert G. Pedersen II President and Chief Executive Officer (3)	7,382,557	37.62%

Common Stock	Brandon T. O’Brien Chief Financial Officer	331,780	1.75%

Common Stock	Andrew C. Park 201 Post Street, 11th Floor San Francisco, CA 94108 (4)	1,587,353	8.18%

Common Stock	SunCreek, LLC 2873 Tolcate Lane Holladay, Utah 84121	5,000,000	26.49%

	All officers, directors and director nominees as a group (2)	7,714,337	39.16%

(1)
Unless otherwise noted, the address for each of the named beneficial owners is: 3855 South 500 West, Suite J, Salt Lake City, Utah, 84115. Unless otherwise indicated, beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Exchange Act and generally includes voting and/or investment power with respect to securities. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within sixty days of May 21, 2008, are deemed to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage of ownership set forth in the above table, unless otherwise indicated.

(2)	The calculations of percentage of beneficial ownership are based on 18,873,995 shares of common stock outstanding as of March 18, 2008.

(3)
Includes 1,595,000 shares of Common Stock held directly by Mr. Pedersen, 5,000 shares of Common Stock held by Mr. Pedersen’s spouse and 5,000,000 shares of Common Stock held by SunCreek, LLC, an entity wholly owned by Mr. Pedersen. Mr. Pedersen exercises sole voting and investment control over the shares held by SunCreek, LLC. Also includes warrants to purchase 750,000 shares of common stock at $1.30 per share.

(4)	Includes warrants to purchase 529, 118 shares of common stock at $1.30 per share.

ZAGG Inc does not currently have a compensation committee, executive committee, or stock plan committee.  ZAGG Inc is currently quoted on the OTC Bulletin Board (“OTCBB”), which is sponsored by the FINRA, under the symbol “ZAGG.”  The OTCBB does not have any listing requirements mandating the establishment of any particular committees.

AUDIT COMMITTEE

We do not have a separately-designated standing audit committee.  The entire Board of Directors performs the functions of an audit committee, but no written charter governs the actions of the Board when performing the functions of that would generally be performed by an audit committee.  The Board approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting.  In addition, the Board reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

For the fiscal year ending December 31, 2007, the Board:

1.	Reviewed and discussed the audited financial statements with management, and

2.	Reviewed and discussed the written disclosures and the letter from our independent auditors on the matters relating to the auditor's independence.

Based upon the Board’s review and discussion of the matters above, the Board authorized inclusion of the audited financial statements for the year ended December 31, 2007 to be included in the Annual Report on Form 10-KSB and filed with the Securities and Exchange Commission.

NOMINATION COMMITTEE

The Company's Board of Directors does not maintain a nominating committee.  As a result, no written charter governs the director nomination process.  The size of the Company and the size of the Board, at this time, do not require a separate nominating committee.

The Company's independent directors annually review all director performance over the past year and make recommendations to the Board for future nominations.  When evaluating director nominees, the Company's independent directors consider the following factors:

▪	The appropriate size of the Company’s Board of Directors;

▪	The needs of the Company with respect to the particular talents and experience of its directors;

▪
The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

▪	Experience in political affairs;

▪	Experience with accounting rules and practices; and

▪	The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

The Company’s goal is to assemble a Board that brings together a variety of perspectives and skills derived from high quality business and professional experience.  In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it may deem are in the best interests of the Company and its stockholders.  In addition, the Board identifies nominees by first evaluating the current members of the Board willing to continue in service.  Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination.  If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above.  Current members of the Board are polled for suggestions as to individuals meeting the criteria described above.  The Board may also engage in research to identify qualified individuals.  To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.  The Board does not typically consider shareholder nominees because it believes that its current nomination process is sufficient to identify directors who serve the Company's best interests.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2007, the Board met 0 times, in person or by telephonic conference.  Mr. Pedersen was our only director during this period.  As such, various matters were approved by consent resolution which in each case was signed by each of the members of the Board then serving.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Historically, we have not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the Board or individual directors, as applicable, hear the views of stockholders and that appropriate responses are provided to stockholders in a timely manner. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to our Chief Executive Officer, Mr. Robert G. Pedersen II, with a request to forward the same to the intended recipient. All such communications will be forwarded unopened.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES.  PROXIES SOLICITED BY ZAGG INC WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 2
SELECTION OF AUDITORS

The Board of Directors selected HANSEN, BARNETT & MAXWELL, P.C. as the Company’s independent auditors to examine the Company’s financial statements for the fiscal year ended December 31, 2008.  The Board is asking the shareholders to confirm this appointment.

Representatives of HANSEN, BARNETT & MAXWELL, P.C. are not expected to be present at the annual meeting of the shareholders.

AUDIT FEES

HANSEN, BARNETT & MAXWELL, P.C. has served as our independent registered public accounting firm since April 17, 2007. For the fiscal year ended December 31, 2007, HANSEN, BARNETT & MAXWELL, P.C. has billed us $46,500 for the annual audit and reviews of our quarterly financial statements and reviews of our various registration statements throughout 2007.

Salberg & Co, P.A. served as our independent registered public accounting firm for the year ended December 31, 2006 and billed us $64,000 for the annual audit.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF CONFIRMING HANSEN, BARNETT & MAXWELL, P.C. AS THE COMPANY’S INDEPENDENT AUDITORS.  PROXIES SOLICITED BY ZAGG INC WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 3
APPROVAL OF THE ZAGG INCORPORATED
2007 STOCK INCENTIVE PLAN

On November 13, 2007, the board of directors adopted the ZAGG Incorporated 2007 Stock Incentive Plan (the “Plan”) and has recommended it to the shareholders for approval. The purpose of this Plan is to promote long-term growth and profitability of ZAGG Inc by (i) compensating certain directors, officers, employees of our company (and certain other persons who perform services for our company) for services rendered by such persons after the date of adoption of this Plan; (ii) providing certain directors, officers and employees of our company with significant additional incentive to promote our financial success; and (iii) providing an incentive which may be used to induce able persons to serve or remain on the Board of Directors or to enter into or remain in the employment of our company. Grants of incentive or non-qualified stock options, restricted stock or a combination of the foregoing may be made under the Plan. The maximum aggregate number of shares of our common stock that may be issued pursuant to grants and the exercise of options shall not exceed 2,000,000 shares of common stock, including shares previously issued under the Plan. Unless sooner terminated by the Board in its sole discretion, this Plan will expire on June 18, 2017. The full text of the ZAGG Incorporated 2007 Stock Incentive Plan is attached hereto as Appendix A.

In summary, the Plan provides as follows:

Administration of the Plan

This Plan shall be administered by the Board of Directors or by a Compensation Committee (hereinafter the “Committee”) composed of members selected by, and serving at the pleasure of, the Board of Directors (the “Plan Administrator”). Subject to the provisions of the Plan, the Plan Administrator shall have authority to prescribe, amend and rescind rules and procedures governing administration of this Plan. The Plan Administrator shall have full power and authority (i) to interpret the terms of this Plan, the terms of the grants and the rules and procedures established by the Plan Administrator and (ii) to determine the meaning of or requirements imposed by or rights of any person under this Plan, any grant or any rule or procedure established by the Plan Administrator. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Committee or Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan. Service on the Committee shall constitute service as a director of the Company so that the members of the Committee shall be entitled to indemnification and reimbursement as directors of the Company for any action or any failure to act in connection with service on the Committee to the full extent provided for at any time in the Company's Articles of Incorporation and By Laws, or in any insurance policy or other agreement intended for the benefit of the Company's directors.

Securities Issuable under the Plan

The Plan Administrator shall have the right and the power to grant at any time to any eligible persons, options, restricted stock or a combination thereof (each a "Grant"), in such quantity, at such price, on such terms and subject to such conditions consistent with the provisions of this Plan as may be established by the Plan Administrator on or prior to the granting date for such Grant.

Eligible Persons under the Plan

A person shall be eligible to receive a Grant under the Plan only if on the proposed granting date for such Grant such person is an employee of, is currently serving as a member of the Board of Directors of, has rendered or is expected to render within a twelve-month period of the granting date advisory or consulting services to, or to whom an offer of employment has been extended by the Company.

Stock Options

The Plan Administrator shall have the power to determine the grantee to whom options are granted, the number of shares subject to each option, the number of options granted to each grantee and the time at which each option is granted. Except as otherwise expressly provided in the Plan, the Plan Administrator shall also have the power to determine, at the time of the grant of each option, all terms and conditions governing the rights and obligations of the grantee with respect to such option. With respect to any option, the Plan Administrator shall have the power to determine: (a) the purchase price per share or the method by which the purchase price per share will be determined; (b) the length of the period during which the option may be exercised and any limitations on the number of shares purchasable with the option at any given time during such period; (c) the times at which the option may be exercised; (d) any conditions precedent to be satisfied before the option may be exercised, such as vesting period; (e) any restrictions on resale of any shares purchased upon exercise of the option; (f) the extent to which the option may be transferable; and (g) whether the option will constitute an “Incentive Stock Option.”

It is the Company's intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan's requirements for Non-qualified Stock Options.

No Incentive Stock Option may be granted under the Plan which is exercisable more than ten years after its granting date. No grantee may be granted Incentive Stock Options if the value of the shares subject to those options which first become exercisable in any given calendar year (and the value of the shares subject to any other Incentive Stock Options issued to the grantee under the Plan or any other plan of the Company which first become exercisable in such year) exceeds $200,000. For this purpose, the value of shares shall be determined on the granting date. Any Incentive Stock Options issued in excess of the $200,000 limit shall be treated as Non-

qualified Options. Incentive Stock Options shall be taken into account in the order in which they were granted.

Stock Grants

The Plan Administrator may at any time and from time to time grant shares of restricted stock under the Plan to such grantees and in such amounts as it determines. Each grant of restricted stock shall specify the applicable restrictions on such shares (including, for example, time, performance, price and milestone based vesting restrictions), the duration of such restrictions and the time or times at which such restrictions shall lapse with respect to all or a specified number of shares that are part of the grant.

The grantee will be required to pay the Company the aggregate par value of any shares of restricted stock within ten days of the date of grant, unless such shares of restricted stock are treasury shares.

Unless otherwise determined by the Plan Administrator, certificates representing shares of restricted stock granted under the Plan will be held in escrow by the Company on the grantee's behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the grantee will be required to execute a blank stock power therefore. Except as otherwise provided by the Committee, during such period of restriction the grantee shall have all of the rights of a holder of common stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such grantee's restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

Except as otherwise provided by the Plan Administrator, at such time as a grantee ceases to be a director, officer or employee of, or otherwise performing services for, the Company or its subsidiaries for any other reason, all shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

Terms and Conditions of Grants

Specific requirements for the terms and conditions of all Grants entered into are detailed in the Plan.

Amendment of the Plan

Except as provided in the following two sentences, the Board shall have complete power and authority to amend this Plan at any time, and no approval by the Company's stockholders or by any other person, committee or other entity of any kind shall be required to make any amendment approved by the Board effective. The Board shall not, without the affirmative approval of the Company's stockholders, amend the Plan in any manner which would cause any outstanding Incentive Stock Options to no longer qualify as Incentive Stock Options. No termination or amendment of this Plan may, without the consent of the Grantee prior to termination or the adoption of such amendment, materially and adversely affect the rights of such Grantee under such Grant.

Effective Date

This Plan will become effective at the earliest on June 18, 2008 (the "Effective Date"), the date of the annual shareholder meeting, if approved by the majority of shareholders. Unless sooner terminated by the Board in its sole discretion, this plan will expire on June 18, 2018.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ZAGG INCORPORATED 2007 STOCK INCENTIVE PLAN. PROXIES SOLICITED BY ZAGG INC WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

FINANCIAL AND OTHER INFORMATION

The Company has prepared and filed the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007.  The Company is sending to shareholders the annual report for the most recent fiscal year.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts.  These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company’s current plans and expectations. As such, these forward-looking statements involve uncertainty and risk.

The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

By Order of the Board of Directors,

/s/ Robert G. Pedersen II Robert G. Pedersen II Chief Executive Officer and Director

ZAGG INC

Annual Meeting of Shareholders
June 18, 2008

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on June 18, 2008

The undersigned appoints Robert G. Pedersen II of ZAGG Inc with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of ZAGG Inc, to be held June 18, 2008 beginning at 10:00 am, Mountain Time, at its corporate offices located at 3855 South 500 West Suite J, Salt Lake City, Utah 84115, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated [X]                  Total Number of Shares Held: ____________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

1.	Election of Directors

Nominees –           Robert G. Pedersen II
Larry Harmer

FOR Election of ALL Nominees	NOT FOR Election of ALL Nominees	ABSTAIN
[ ]	[ ]	[ ]

Except vote withheld from the following nominee listed above.  (INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee’s name in the list below.)

Robert G. Pedersen II
Larry Harmer

2.	Confirm Appointment of HANSEN, BARNETT & MAXWELL, P.C. as auditors for the Company

FOR Appointment	NOT FOR Appointment	ABSTAIN
[ ]	[ ]	[ ]

3.	Approval of the ZAGG Incorporated 2007 Stock Incentive Plan

FOR	NOT FOR	ABSTAIN
[ ]	[ ]	[ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

______________________	______________________	______________________
Print Name	Signature	Date

______________________	______________________	______________________
Print Name	Signature	Date

Appendix A

ZAGG INCORPORATED

2007 STOCK INCENTIVE PLAN

ARTICLE 1
IDENTIFICATION OF THE PLAN

1.1.	TITLE. The plan described herein shall be known as the ZAGG INCORPORATED 2007 Stock Incentive Plan (the "Plan").

1.2.
PURPOSE. The purpose of this Plan is to promote long-term growth and profitability of ZAGG INCORPORATED (the "Company") and its Subsidiaries by (i) compensating certain directors, officers, employees of and certain other persons who perform services for the Company and its Subsidiaries for services rendered by such persons after the date of adoption of this Plan to the Company or any Subsidiary; (ii) providing certain directors, officers and employees of the Company and its Subsidiaries with significant additional incentive to promote the financial success of the Company; and (iii) providing an incentive which may be used to induce able persons to serve or remain on the Board of Directors of the Company or to enter into or remain in the employment of the Company or any Subsidiary. Grants of Incentive or Non-qualified Stock Options, Restricted Stock or a combination of the foregoing may be made under the Plan.

1.3.	EFFECTIVE DATE. The Plan became effective upon its approval by the Board of Directors and the stockholders of the Company (the "Effective Date").

1.4.	DEFINED TERMS. Certain capitalized terms used herein have the meanings as set forth in Section 12.1 of the Plan.

ARTICLE 2
ADMINISTRATION OF THE PLAN

2.1.
INITIAL ADMINISTRATION. This Plan shall initially be administered by the Board of Directors. The Board of Directors shall delegate the administration of the Plan to a Compensation Committee (the "Committee") in the event that such a committee is established by the Board of Directors and is comprised of persons appointed by the Board of Directors of the Company in accordance with the provisions of Section 2.3. The Board shall exercise full power and authority regarding the administration of the Plan until such administration is delegated to the Committee. Unless the context otherwise requires, references herein to the Committee shall be deemed to refer to the Board of Directors until the administration of the Plan has been delegated to the Committee.

2.2.
COMMITTEE'S POWERS. The Committee shall have full power and authority to prescribe, amend and rescind rules and procedures governing administration of this Plan. The Committee shall have full power and authority (i) to interpret the terms of this Plan, the terms of the Grants and the rules and procedures established by the Committee and (ii) to determine the meaning of or requirements imposed by or rights of any person under this Plan, any Grant or any rule or procedure established by the Committee. Each action of the Committee which is within the scope of the authority delegated to the Committee by this Plan or by the Board shall be binding on all persons.

2.3.
COMMITTEE MEMBERSHIP. The Committee shall be composed of one or more members of the Board. The Board shall have the power to determine the number of members which the Committee shall have and to change the number of membership positions on the Committee from time to time. The Board shall appoint all members of the Committee. The Board may from time to time appoint members to the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, on the Committee. Any member of the Committee may be removed from the Committee by the Board at any time with or without cause.

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2.4.
COMMITTEE PROCEDURES. The Committee shall hold its meetings at such times and places as it may determine. The Committee may make such rules and regulations for the conduct of its business as it shall deem advisable. Unless the Board or the Committee expressly decides to the contrary, a majority of the members of the Committee shall constitute a quorum and any action taken by a majority of the Committee members in attendance at a meeting at which a quorum of Committee members are present shall be deemed an act of the Committee.

2.5.
INDEMNIFICATION. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee under this Plan. Service on the Committee shall constitute service as a director of the Company so that the members of the Committee shall be entitled to indemnification and reimbursement as directors of the Company for any action or any failure to act in connection with service on the Committee to the full extent provided for at any time in the Company's Certificate of Incorporation and By Laws, or in any insurance policy or other agreement intended for the benefit of the Company's directors.

ARTICLE 3
PERSONS ELIGIBLE TO RECEIVE GRANTS

A person shall be eligible to receive a Grant under the Plan only if on the proposed Granting Date for such Grant such person is an employee of, is currently serving as a member of the Board of Directors of, has rendered or is expected to render within a twelve-month period of the Granting Date advisory or consulting services to, or to whom an offer of employment has been extended by the Company or any Subsidiary. A person eligible to receive a Grant is herein called a "Grantee."

ARTICLE 4
GRANT OF COMMON STOCK

4.1.
POWER TO GRANT COMMON STOCK. The Committee shall have the right and the power to grant at any time to any Grantee Options, Restricted Stock or a combination thereof (each a "Grant"), in such quantity, at such price, on such terms and subject to such conditions consistent with the provisions of this Plan as may be established by the Committee on or prior to the Granting Date for such Grant. In addition, the Board may approve a total amount of Shares for grant and then specifically authorize the Committee or senior management of the Company to make grants of the approved Shares to Grantees.

4.2.
GRANTING DATE. A Grant shall be deemed to have been made under this Plan on the date (the "Granting Date") which the Committee designates as the Granting Date at the time it approves such Grant, provided that the Committee may not designate a Granting Date with respect to any Grant which is earlier than the date on which the granting of such Grant is approved by the Committee.

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ARTICLE 5
INCENTIVE AND NON-QUALIFIED OPTIONS

5.1.
OPTION TERMS WHICH THE COMMITTEE MAY DETERMINE. The Committee shall have the power to determine the Grantee to whom Options are granted, the number of Shares subject to each Option, the number of Options granted to each Grantee and the time at which each Option is granted. Except as otherwise expressly provided in this Plan, the Committee shall also have the power to determine, at the time of the grant of each Option, all terms and conditions governing the rights and obligations of the Grantee with respect to such Option. With respect to any Option, the Committee shall have the power to determine: (a) the purchase price per Share or the method by which the purchase price per Share will be determined; (b) the length of the period during which the Option may be exercised and any limitations on the number of Shares purchasable with the Option at any given time during such period; (c) the times at which the Option may be exercised; (d) any conditions precedent to be satisfied before the Option may be exercised, such as vesting period; (e) any restrictions on resale of any Shares purchased upon exercise of the Option; (f) the extent to which the Option may be transferable; and (g) whether the Option will constitute an Incentive Stock Option.

5.2
INCENTIVE STOCK OPTIONS. It is the Company's intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan's requirements for Non-qualified Stock Options.

5.3.
TERM LIMITATION. No Incentive Stock Option may be granted under this Plan which is exercisable more than ten years after its Granting Date. This Section 5.3 shall not be deemed to limit the term which the Committee may specify for any Non-qualified Options granted under the Plan.

5.4.
$200,000 PER YEAR LIMIT ON INCENTIVE STOCK OPTIONS. No Grantee may be granted Incentive Stock Options if the value of the Shares subject to those options which first become exercisable in any given calendar year (and the value of the Shares subject to any other Incentive Stock Options issued to the Grantee under the Plan or any other plan of the Company or its Subsidiaries which first become exercisable in such year) exceeds $200,000. For this purpose, the value of Shares shall be determined on the Granting Date. Any Incentive Stock Options issued in excess of the $200,000 limit shall be treated as Non-qualified Options. Incentive Stock Options shall be taken into account in the order in which they were granted.

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ARTICLE 6
RESTRICTED STOCK

6.1
RESTRICTED STOCK TERMS WHICH THE COMMITTEE MAY DETERMINE. The Committee may at any time and from time to time grant Shares of Restricted Stock under the Plan to such Grantees and in such amounts as it determines. Each grant of Restricted Stock shall specify the applicable restrictions on such Shares (including, for example, time, performance, price and milestone based vesting restrictions), the duration of such restrictions and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

6.2
REQUIRED PAYMENT UPON GRANT. The Grantee will be required to pay the Company the aggregate par value of any Shares of Restricted Stock within ten days of the date of grant, unless such Shares of Restricted Stock are treasury shares.

6.3
ESCROW OF RESTRICTED STOCK AND STOCKHOLDER RIGHTS. Unless otherwise determined by the Committee, certificates representing Shares of Restricted Stock granted under the Plan will be held in escrow by the Company on the Grantee's behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the Grantee will be required to execute a blank stock power therefore. Except as otherwise provided by the Committee, during such period of restriction the Grantee shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such Grantee's Restricted Stock shall be subject to the same restrictions as then in effect for the Restricted Stock.

6.4
FORFEITURE. Except as otherwise provided by the Committee, at such time as a Grantee ceases to be a director, officer or employee of, or otherwise performing services for, the Company or its Subsidiaries for any other reason, all Shares of Restricted Stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

ARTICLE 7
GRANT TERMS

7.1.
AGREEMENT. No Grantee shall have any rights under any Grant unless and until the Company and the Grantee have executed and delivered an agreement expressly making the Grant to such Grantee and containing provisions setting forth the terms of the Grant (either an "Option Agreement" or a "Restricted Stock Agreement", as the case may be). Unless otherwise provided by the Committee, the form of Stock Option Agreement, attached to this Plan as Exhibit A, or the form of Restricted Stock Agreement, attached to this Plan as Exhibit B, shall be used by the Committee in making Grants under the Plan.

7.2.
LIMITATION ON SHARES ISSUABLE TO ANY GRANTEE. The aggregate number of Shares that may relate to Options made to a Grantee during any calendar year (including those Options already exercised by the Grantee) shall not exceed 300,000 shares, as adjusted pursuant to Article 10 of this Plan.

7.3.
PLAN PROVISIONS CONTROL TERMS. The terms of this Plan shall govern all Grants. In the event any provision of any Option Agreement or Restricted Stock Agreement conflicts with any term in this Plan as constituted on the Granting Date of such Grant, the term in this Plan as constituted on the Granting Date of the Grant shall control. Except as provided in Article 10, the terms of any Grant may not be changed after the Granting Date of such Grant without the express approval of the Company and the Grantee.

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7.4.
TRANSFER OF GRANTS. A Grant made pursuant to this Plan may be transferable as provided in the Option Agreement or Restricted Stock Agreement, as applicable. It shall be a condition precedent to any transfer of any Grant that the transferee executes and delivers an agreement acknowledging that such Grant has been acquired for investment and not for distribution and is and shall remain subject to this Plan and the applicable Option Agreement or Restricted Stock Agreement. The "Grantee" of any Grant shall mean (i) the initial grantee of such Grant or (ii) any permitted transferee.

7.5.
NO RIGHT TO EMPLOYMENT CONFERRED. Nothing in this Plan or (in the absence of an express provision to the contrary) in any Option Agreement or Restricted Stock Agreement (i) confers any right or obligation on any person to continue in the employ of the Company or any Subsidiary or (ii) affects or shall affect in any way any person's right or the right of the Company or any Subsidiary to terminate such person's employment with the Company or any Subsidiary at any time, for any reason, with or without cause.

ARTICLE 8
REGULATORY COMPLIANCE

8.1.
TAXES. The Company or any Subsidiary shall be entitled, if the Committee deems it necessary or desirable, to withhold from a Grantee's salary or other compensation (or to secure payment from the Grantee in lieu of withholding) all or any portion of any withholding or other tax due from the Company or any Subsidiary with respect to any Shares deliverable under such Grantee's Grant.

The Committee may (but need not) permit payment of such tax withholding by the Company's retention of Shares which would otherwise be transferred to the Grantee (i) upon exercise of an Option or (ii) upon grant or lapse of restrictions of Shares of Restricted Stock, as the case may be. In the event any Common Stock is retained by the Company to satisfy all or any part of the withholding, the part of the withholding deemed to have been satisfied by such Common Stock shall be equal to the product derived by multiplying the Per Share Market Value as of the date of (i) exercise of an Option or (ii) grant or lapse of restrictions of Restricted Stock, as the case may be, by the number of Shares retained by the Company. The number of Shares retained by the Company in satisfaction of withholding shall not be a number which, when multiplied by the Per Share Market Value as of the date of (i) exercise of an Option or (ii) grant or lapse of restrictions of Restricted Stock, as the case may be, would result in a product greater than the withholding amount. No fractional Shares shall be retained by the Company in satisfaction of withholding. Notwithstanding Article 9, unless the Board shall otherwise determine, for each Share retained by the Company in satisfaction of all or any part of the withholding amount, the aggregate number of Shares subject to this Plan shall be increased by one Share. The Company may defer delivery under a Grantee's Grant until indemnified to its satisfaction with respect to such withholding or other taxes.

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8.2.
SECURITIES LAW COMPLIANCE. Each Grant shall be subject to the condition that an Option may not be exercised and the restrictions on Shares Restricted Stock may not lapse if and to the extent the Committee determines that the sale of securities upon exercise of the Option or lapse of the restrictions may violate the Securities Act or any other law or requirement of any governmental authority. The Company shall not be deemed by any reason of the making of any Grant to have any obligation to register the Shares subject to such Grant under the Securities Act or to maintain in effect any registration of such Shares which may be made at any time under the Securities Act. An Option shall not be exercisable and the restrictions shall not lapse if the Committee or the Board determines there is non-public information material to the decision of the Grantee to exercise such Option or trade such Restricted Stock which the Company cannot for any reason communicate to such Grantee.

ARTICLE 9
SHARES SUBJECT TO THE PLAN

Except as provided in Section 8.1 and Article 10, an aggregate of 2,000,000 Shares of Common Stock may be issued pursuant to or be subject to this Plan. The Common Stock issued under the Plan may be either authorized and unissued shares, shares reacquired and held in the treasury of the Company, or both, all as from time to time determined by the Board. If any Grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any shares in payment of the exercise price of the Grant or the taxes payable with respect to the Grant, then such unpurchased, forfeited, tendered or withheld Shares shall thereafter be available for further Grants under the Plan. No fractional Shares will be eligible to be issued under the Plan.

In the event of a change in the Shares as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

ARTICLE 10
ADJUSTMENTS TO REFLECT ORGANIC CHANGES

The Board shall appropriately and proportionately adjust the number and kind of Shares subject to outstanding Grants, the price for which Shares may be purchased upon the exercise of outstanding Options or lapse of restrictions on outstanding Restricted Stock, as the case may be, and the number and kind of Shares available for Grants subsequently made under this Plan to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in the capitalization of the Company which the Board determines to be similar, in its substantive effect upon this Plan or the Grants, to any of the changes expressly indicated in this sentence. The Board may (but shall not be required to) make any appropriate adjustment to the number and kind of Shares subject to outstanding Grants, the price for which Shares may be purchased upon the exercise of outstanding Options or lapse of restrictions on outstanding Restricted Stock, as the case may be, and the number and kind of Shares available for Grants subsequently made under this Plan to reflect any spin-off, spin-out or other distribution of assets to stockholders or any acquisition of the Company's stock or assets or other change which the Board determines to be similar, in its substantive effect upon this Plan or the Grants, to any of the changes expressly indicated in this sentence. The Committee shall have the power to determine the amount of the adjustment to be made in each case described in the preceding two sentences, but no adjustment approved by the Committee shall be effective until and unless it is approved by the Board. In the event of any reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company's assets which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, the Board may (but shall not be required to) substitute the per share amount of such stock, securities or assets for Shares upon any subsequent exercise of any Option or lapse of restrictions on any Shares of Restricted Stock, as the case may be.

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ARTICLE 11
AMENDMENT AND TERMINATION OF THE PLAN

11.1.
AMENDMENT. Except as provided in the following two sentences, the Board shall have complete power and authority to amend this Plan at any time, and no approval by the Company's stockholders or by any other person, committee or other entity of any kind shall be required to make any amendment approved by the Board effective. The Board shall not, without the affirmative approval of the Company's stockholders, amend the Plan in any manner which would cause any outstanding Incentive Stock Options to no longer qualify as Incentive Stock Options. No termination or amendment of this Plan may, without the consent of the Grantee prior to termination or the adoption of such amendment, materially and adversely affect the rights of such Grantee under such Grant.

11.2.
TERMINATION. The Board shall have the right and the power to terminate this Plan at any time, provided that no Incentive Stock Options may be granted after the tenth anniversary of the adoption of this Plan. No Grant shall be made under this Plan after the termination of this Plan, but the termination of this Plan shall not have any other effect. Any Option outstanding at the time of the termination of this Plan may be exercised, and the restrictions on any Restricted Stock may lapse, after termination of this Plan at any time prior to the Expiration Date of such Grant to the same extent such Option would have been exercisable and such restriction would have lapsed had this Plan not terminated.

ARTICLE 12
DEFINITIONS AND OTHER PROVISIONS OF THE PLAN

12.1.	DEFINITIONS. Each term defined in this Section 12.1 has the meaning indicated in this Section 12.1 whenever such term is used in this Plan:

"Board of Directors" and "Board" both mean the Board of Directors of the Company as constituted at the time the term is applied.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" has the meaning such term is given in Section 2.1 of this Plan.

"Common Stock" means the issued or issuable Common Stock, par value $.001 per share, of the Company.

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"Company" as applied as of any given time shall mean ZAGG INCORPORATED, a Nevada corporation, except that if prior to the given time any corporation or other entity has acquired all or a substantial part of the assets of the Company (as herein defined) and has agreed to assume the obligations of the Company under this Plan, or is the survivor in a merger or consolidation to which the Company was a party, such corporation or other entity shall be deemed to be the Company at the given time.

"Expiration Date" as applied to any Grant means the date specified in the Option Agreement or the Restricted Stock Agreement, as the case may be, between the Company and the Grantee as the expiration date of such Grant. If no expiration date is specified in the Option Agreement relating to any Option or the Restricted Stock Agreement relating to any grant of Restricted Stock, as the case may be, then the Expiration Date of such Grant shall be the day prior to the tenth anniversary of the Granting Date of such Grant. Notwithstanding the preceding sentences, if the person to whom any Incentive Stock Option is granted owns, on the Granting Date of such Incentive Stock Option, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company (or of any parent or Subsidiary of the Company in existence on the Granting Date of such Incentive Stock Option), and if no expiration date is specified in the Option Agreement relating to such Incentive Stock Option, then the Expiration Date of such Incentive Stock Option shall be the day prior to the fifth anniversary of the Granting Date of such Incentive Stock Option.

"Grant" has the meaning such term is given in Sections 4.1 of this Plan.

"Grantee" has the meaning such term is given in Article 3 and Section 7.4 of this Plan.

"Granting Date" has the meaning such term is given in Section 4.2 of this Plan.

"Incentive Stock Option" means an incentive stock option, as defined in Code Section 422, which is granted pursuant to this Plan.

"Non-qualified Stock Option" means any Option other than an Incentive Stock Option.

"Option" means an option to purchase Common Stock which shall be granted by the Committee pursuant to the provisions of this Plan. The term "Option" includes both Incentive Stock Options and Non-qualified Stock Options.

"Option Agreement" has the meaning such term is given in Section 7.1 of this Plan.

"Per Share Market Value" on any given date shall be the fair market value of one Share as of the close of business on the given date determined in such manner as shall be prescribed in good faith by the Committee; provided, that as long as the Shares are traded on a national securities exchange or national automated quotation system (such as the OTCBB), the Per Share Market Value shall be the reported closing price of the Shares on such date.

"Plan" has the meaning such term is given in Section 1.1 of this Plan.

"Restricted Stock" means Common Stock subject to certain restrictions, including, but not limited to, time or employment-based vesting restrictions or objective, non-discretionary performance criteria.

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"Restricted Stock Agreement" has the meaning such term is given in Section 7.1 of this Plan.

"Securities Act" at any given time shall consist of: (i) the Securities Act of 1933 as constituted at the given time; (ii) any other law or laws promulgated prior to the given time by the United States Government which are in effect at the given time and which regulate or govern any matters at any time regulated or governed by the Securities Act of 1933; (iii) all regulations, rules, registration forms and other governmental pronouncements issued under the laws specified in clauses (i) and (ii) of this sentence which are in effect at the given time; and (iv) all interpretations by any governmental agency or authority of the things specified in clause (i), (ii) or (iii) of this sentence which are in effect at the given time. Whenever any provision of this Plan requires that any action be taken in compliance with any provision of the Securities Act, such provision shall be deemed to require compliance with the Securities Act as constituted at the time such action takes place.

"Share" means a share of Common Stock.

"Subsidiary" means any corporation in which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of securities of such corporation.

12.2.
HEADINGS. Section headings used in this Plan are for convenience only, do not constitute a part of this Plan and shall not be deemed to limit, characterize or affect in any way any provisions of this Plan. All provisions in this Plan shall be construed as if no headings had been used in this Plan.

12.3. SEVERABILITY.

(a) General. Whenever possible, each provision in this Plan and in every Grant at any time granted under this Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan or any Grant at any time granted under this Plan is held to be prohibited by or invalid under applicable law, then (i) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (ii) all other provisions of this Plan and every Grant at any time granted under this Plan shall remain in full force and effect.

(b) Incentive Stock Options. Whenever possible, each provision in this Plan and in every Option at any time granted under this Plan which is evidenced by an Option Agreement which expressly states such Option is intended to constitute an Incentive Stock Option under Code Section 422 (an "intended ISO") shall be interpreted in such manner as to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, but if any provision of this Plan or any intended ISO at any time granted under this Plan is held to be contrary to the requirements necessary to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, then (i) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, and (ii) all other provisions of this Plan and such intended ISO shall remain in full force and effect. If any Option Agreement covering an intended ISO granted under this Plan does not explicitly include any terms required to entitle such intended ISO to the tax treatment afforded by the Code to Options which do constitute Incentive Stock Options under Code Section 422, then all such terms shall be deemed implicit in the intention to afford such treatment to such Option and such Option shall be deemed to have been granted subject to all such terms.

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12.4.
NO STRICT CONSTRUCTION. No rule of strict construction shall be applied against the Company, the Committee or any other person in the interpretation of any of the terms of this Plan, any Grant or any rule or procedure established by the Committee.

12.5.
CHOICE OF LAW. This Plan and all documents contemplated hereby, and all remedies in connection therewith and all questions or transactions relating thereto, shall be construed in accordance with and governed by the internal laws of the State of Nevada.

12.6.
TAX CONSEQUENCES. Tax consequences from the purchase and sale of Shares may differ among Grantees under the Plan. Each Grantee should discuss specific tax questions regarding participation in the Plan with his or her own tax advisor.